UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the securities exchange act of 1934
Date of report (Date of earliest event reported): December 4, 2024

Crescent Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
600 Travis Street, Suite 7200
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, including Area Code:
(713) 332-7001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On December 4, 2024, Crescent Energy Finance LLC (“CE Finance”), a subsidiary of Crescent Energy Company (NYSE: CRGY) (the “Company” or “our,” “us,” or “we”), issued a news release announcing that, subject to market conditions, CE Finance intends to offer (the “Notes Offering”) for sale in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers $300 million aggregate principal amount of its 7.625% Senior Notes due 2032 (the “Notes”). The Notes are being offered as additional notes under the indenture dated as of March 26, 2024 (the “Base Indenture”), as supplemented by the first supplemental indenture dated as of September 3, 2024 and the second supplemental indenture dated as of November 7, 2024 (collectively, the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”), pursuant to which CE Finance has previously issued $700 million aggregate principal amount of 7.625% Senior Notes due 2032 (the “Existing Notes”). The Notes will have substantially identical terms, other than the issue date, the first interest payment date and the initial offering price, as the Existing Notes, and the Notes and the Existing Notes will be treated as a single series of securities under the Indenture and will vote together as a single class. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In addition, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 8.01    Other Events.
On December 4, 2024, in connection with the Notes Offering, the Company provided certain updated disclosure to potential investors, the relevant excerpt of which is set forth below.
******
As of November 30, 2024, we had $501.3 million outstanding borrowings under our Revolving Credit Facility, resulting in $1,477.5 million of remaining availability thereunder (net of $21.2 million in outstanding letters of credit).
******
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated December 4, 2024, relating to the Notes Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, CRGY has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 4, 2024

CRESCENT ENERGY COMPANY

By:	/s/ Bo Shi
Name:	Bo Shi
Title:	General Counsel